Loan Agreement

      THIS AGREEMENT made as of the 27th day of May, 2005.

      BETWEEN:

            NEWTECH BRAKE CORP.,  a corporation  incorporated  under the laws of
            Delaware,   U.S.A.,  and  having  its  head  office  at  779,  boul.
            Industriel, Blainville, Province of Quebec, Canada, J7C 3V3

            (hereinafter referred to as the "Borrower")

                                                              OF THE FIRST PART,

                                     -and -

            CAPITAL POWER INTERNATIONAL LIMITED, a corporation incorporated under the laws of Hong Kong and having its office at 600 East, Sherbrooke Street, Suite 100, in the City and District of Montreal, Province of Quebec, Canada, H2L 1K1

            (hereinafter referred to as the "Lender")

                                                             OF THE SECOND PART.

      WHEREAS the Borrower has requested the Lender to loan to the Borrower the aggregate sum of TEN MILLION DOLLARS US ($US 10,000,000.00) on the terms and conditions hereinafter set forth and to subscribe to purchase THREE MILLION DOLLARS US ($US 3,000,000.00) in common shares of Newtech Brake Corp.;

      NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the respective covenants and agreements of the parties contained herein, and other good and valuable consideration, (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), it is agreed as follows:

                  ARTICLE ONE - DEFINITIONS AND INTERPRETATION

1.1 Definitions. In this Agreement unless something in the subject matter or context is inconsistent therewith:

      a) "Business Day" means any day other than a Saturday or Sunday, or holiday, on which Canadian chartered banks are open for business in Toronto, Ontario;

      b) "Security Agreement" means the security agreement entitled moveable hypothec and trust agreement issued by the Borrower to the Lender dated as of the 26 day of may , 2005, and attached hereto as Schedule "A";

      c) "Convertible debenture" means the convertible debentures issued by the Borrower in favour of the Lender denominated in U.S. Dollars, Series `A' $US10,000,000.00 attached hereto as Schedule "B";

      d) "Return on investment" means the conditions set out in Schedule "C"; and in the convertible debentures;

      e) "Loan" means the loan and subscription of shares of Newtech Brake Corp mentioned in Schedule "C" herein.

      f)    "Attorney of the  creditors"  means an attorney as stipulated in the article 2692 Civil Code of the Province of Quebec.

1.2 Schedules. Schedule "A", Schedule "B", and Schedule "C"; attached hereto, are incorporated in and deemed to be an integral part of this Agreement.

                             ARTICLE TWO - THE LOAN

2.1 The Loan. The Lender hereby agrees that on the terms and subject to the conditions set forth in Schedule "C"; herein, it will make a loan (the "Loan") in the aggregate amount of TEN MILLION DOLLARS US ($US 10,000,000.00) to the Borrower and it will purchase THREE MILLION DOLLARS US ($US 3,000,000.00) common shares of Newtech Brake Corp. at the price set out in the terms and conditions of Schedule "C" herein.

2.2 It is the Borrower's intention to affect a second loan evidenced by an issue series "B" debentures for an amount of TWELVE MILLION dollars US ($US 12,000,000.00). The said debentures shall have a face value of TWO HUNDRED FIFTY THOUSAND dollars US ($US250,000.00) each and shall be paid pari passu with the series "A" debentures and shall be secured by a movable hypothec of first rank upon the three (3) know how and production licenses held by the Borrower. Notwithstanding that the said debentures are not issued at the date of issue of debentures series "A", the series "B" debentures shall also be secured immediately by the moveable hypothec and trust agreement affecting the series "A" debentures for future purposes.

               ARTICLE THREE - FORM OF THE CONVERTIBLE DEBENTURES

3.1   Convertible debentures. The disbursement of funds made pursuant to Section
      2.1 hereof, shall be evidenced by the Convertible debentures Series `A' a copy of which is attached hereto as Schedule "B" and described in Schedule "C".

3.2 A total of 40 series `A' convertible debentures payable to bearer are issued in order to evidence the loan for a total amount of $US10,000,000.00. Each debenture is composed of one convertible debenture series `A' having a face value of $US 250,000.00 convertible into common shares of Newtech Brake Corp.

3.3 The series `A' debentures shall be payable pari passu with the series `B' debentures.

3.4 The series `A' debentures shall be secured by a moveable hypothec already in existence and registered in first rank on the Register of Moveable Hypothec held by the Publicity Office on the know how and production licenses of the Borrower.

3.5 The moveable hypothec mentioned in the previous paragraph shall provide that an Attorney of the creditors shall act on behalf of the debenture holders in order to protect their rights, shall be deposited for the security, shall hold the debentures series `A' and series `B' in trust for payment and retirement, shall act as transfer agent and registrar of the debentures, the whole in accordance with the terms and conditions of the Power Attorney Agreement.

3.6 The denomination of $US250,000.00 of each debenture shall not be broken down into smaller denominations.

                            ARTICLE FOUR - REPAYMENT

4.1 Repayment. Subject to Section 6.2 and unless otherwise due earlier hereunder, the principal amount of the Term Loan shall be repaid together with any other amounts payable hereunder upon the terms and conditions set out in Schedule "C", herein, to Attorney of the creditors, Me Eric Batiot, notary having its head office at 524 rue Cherrier, Montreal, Quebec, Canada, H2L 1H3.

                       ARTICLE FIVE - RETURN ON INVESTMENT

5.1 Return on investment. The Loan shall have the Return on investment set out in Schedule "C", herein.

                     ARTICLE SIX - PAYMENTS AND PREPAYMENTS

6.1 Type and Place of Payment. All funds made available to the Borrower by the Lender hereunder, and all payments of Return on investment payable hereunder by the Borrower, shall be made or delivered to the Attorney of the creditors at the following address:

      Me Eric Batiot, notary having its head office at 524 rue Cherrier, Montreal, Quebec, Canada, H2L 1H3.

6.2 Prepayments. The Borrower shall be entitled to prepay the Loan, or any portion thereof, as mentioned in the terms and conditions of the Loan comprised in Schedule "C", herein.

                 ARTICLE SEVEN - REPRESENTATIONS AND WARRANTIES

7.1   Representations  and  Warranties of the Borrower.  To induce the Lender to enter into this Agreement and to make the Loan, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Agreement and the Note:

      (a) Neither the execution and delivery of this Agreement nor compliance with the terms, conditions and provisions hereof, will conflict with or result in a breach of any of the terms, conditions or provisions of:

            (i) any agreement, instrument or arrangement to which the Borrower is now a party or by which it is or may be bound, or constitute a default thereunder;

            (ii) any judgment or order, writ, injunction or decree of any court; or

            (iii) any applicable law or governmental regulation.

      (b) The Borrower will comply when obligatory to any filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement and the Convertible debentures by the Borrower.

      (c) There are no actions, suits or proceedings pending, to the knowledge of the Borrower, threatened (nor to the best knowledge of the Borrower is there any pending investigation) against or involving the Borrower at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, which involve a reasonable possibility (so far as the Borrower can foresee) of any material adverse change in the financial affairs of the Borrower, and the Borrower is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which involves a reasonable possibility (so far as the Borrower can foresee) of any material adverse change in the financial affairs of the Borrower.

                            ARTICLE EIGHT - COVENANTS

8.1 Covenants of the Borrower. From the date of this Agreement and thereafter until the Loan (including interest thereon) and any other amounts to be paid by the Borrower to the Lender hereunder, are paid in full:

      (a) The Borrower will notify the Lender immediately if the Borrower shall default in a material manner in the payment of any of its indebtedness for borrowed money, whether such indebtedness now exists or shall hereafter be created. The Borrower also shall notify the Lender immediately if there shall occur a material event of default under any mortgage, indenture or instrument (including without limitation this Agreement) under which there may be issued, or by which there may be incurred or evidenced, any indebtedness of the Borrower for borrowed money, whether such indebtedness now exists or shall hereafter be created.

      (b) The Borrower will comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which would materially and adversely affect the financial condition or businesses of the Borrower, except where contested in good faith and by proper proceedings.

      (c) The Borrower will promptly give the Lender notice in writing of all litigation and all proceedings before any governmental or regulatory agencies or arbitration authorities affecting the Borrower, except those which, if adversely determined, would not have a material adverse effect on the financial condition or business of the Borrower.

                        ARTICLE NINE - EVENTS OF DEFAULT

9.1 Default. The Loan, together with accrued interest thereon, and all other obligations of the Borrower hereunder shall become and be immediately due and payable upon written notice of the Lender if any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever:

      (a) if default shall be made in the due and punctual payment of the principal of the Loan, when and as the same shall become due and payable, whether on demand by the Lender or by acceleration or otherwise and such default shall have continued for a period of forty five (45) days after notice from the Lender to the Borrower;

      (b) if default shall be made in the due and punctual payment of interest on the Loan or any other amounts due hereunder, when and as the same shall become due and payable, and such default shall have continued for a period of forty five (45) days after notice from the Lender to the Borrower;

      (c) if any representation or warranty of the Borrower in this Agreement shall prove to have been untrue or incorrect in any material respect on the date as of which it was made and such default shall have continued for a period of forty five (45) days after notice from the Lender to the Borrower;

      (d) if the Borrower shall default in the performance or observance of any covenant in this Agreement and such default shall have continued for a period of forty five (45) days after notice from the Lender to the Borrower;

      (e)   if the Borrower shall:

            (i) admit in writing its inability to pay its debts generally as they become due, or not pay its debts generally as they become due;

            (ii) file an assignment or a petition in bankruptcy, as the case may be, or a petition to take advantage of any insolvency statute;

            (iii) make an assignment for the benefit of its creditors;

            (iv) consent to the appointment of a receiver of the whole or any substantial part of their properties;

            (v) file a petition or answer seeking reorganization, arrangement, adjustment or composition under applicable bankruptcy laws or any other applicable law or statute of Canada or the U.S.A. or any subdivision thereof; and

            (vi) have been adjudged by a court having jurisdiction in the premises a bankrupt or insolvent, or a decree or order of a court having jurisdiction in the premises shall have been entered for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy of the Borrower and such decree or order shall remain in force undischarged or unstayed for a period of sixty (60) days;

      (f) the validity or enforceability of this Agreement or the convertible debentures shall be contested by the Borrower; and

      (g) the occurrence of any Event of Default as such term is used in the Security Agreement dated of even date herewith among the same parties or the failure of the Borrower to comply with any provision contained in such Security Agreement.

9.2 Remedies. After any acceleration provided for in Section 9.1, the Lender shall have, in addition to the rights and remedies given it by this Agreement, all those allowed by all applicable laws.

9.3 Suspensive clause. In the event of an act of God and/or unforeseeable event and/or irresistible force (hereinafter called "Force majeure") not imputable to the Company, such as: war, embargo, labour disputes, national or international conflicts, politic or government problems, payment of the return on investment and/or reimbursement of the capital of the Debentures (face value or residual face value) will be postponed for a period of time equal to the delays occasioned by said Force Majeure.

      The company shall advise the Attorney of the creditors of any such Force Majeure, who, in turn, shall advise the holders of Debentures.

                    ARTICLE TEN - GENERAL CONTRACT PROVISIONS

10.1 Notices. All notices, requests, demands or other communications (collectively, "Notices") by the terms hereof required or permitted to be given by one party to any other party, or to any other person shall be given in writing by personal delivery or by registered mail, postage prepaid, or by facsimile transmission to such other party as follows:

      (a)   To the Borrower at:             779. boul. Industriel, Blainville,
                                            Province of Quebec, Canada, J7C 3V3

      (b)   To the Lender at:               600 East,  Sherbrooke  Street, Suite
                                            100,  in the City and  District  of
                                            Montreal, Province of Quebec,
                                            Canada, H2L 1K1

      or at such other address as may be given by such person to the other parties hereto in writing from time to time.

      All such Notices shall be deemed to have been received when delivered or transmitted, or, if mailed, 48 hours after 12:01 a.m. on the day following the day of the mailing thereof. If any Notice shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such Notice shall be deemed to have been received 48 hours after 12:01 a.m. on the day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted all Notices shall be given by personal delivery or by facsimile transmission.

10.2 Additional Considerations. The parties shall sign such further and other documents, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this agreement and every part thereof.

10.3 Counterparts. This Agreement may be executed in several counterparts, each of which when executed shall be deemed to be an original and such counterparts together shall be but one and the same instrument.

10.4 Time of the Essence. Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

10.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to all of the matters herein and its execution has not been induced by, nor do any of the parties rely upon or regard as material, any representations or writings whatever not incorporated herein and made a part hereof and may not be amended or modified in any respect except by written instrument signed by the parties hereto. Any schedules referred to herein are incorporated herein by reference and form part of the entire agreement.

10.6 Supremacy. The terms of this agreement supersede and override all previous agreements and constitute the governing agreement between the parties hereto.

10.7 Enurement. This agreement shall enure to the benefit of and be binding upon the parties and their respective successors and assigns.

10.8 Currency. Unless otherwise provided for herein, all monetary amounts referred to herein shall refer to the lawful money of U.S.A..

10.9 Headings for Convenience Only. The division of this Agreement into articles and sections is for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec and each of the parties hereto agrees irrevocably to conform to the exclusive jurisdiction of the Courts of such Province.

10.11 Gender.  In this  Agreement,  words  importing  the singular  number shall include the plural and vice versa, and words importing the use of any gender shall include the masculine, feminine and neuter genders and the word "person" shall include an individual, a trust, a partnership, a body corporate, an association or other incorporated or unincorporated organization or entity.

10.12 Calculation of Time. When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference date in calculating such period shall be excluded. If the last day of such period is not a Business Day, then the time period in question shall end on the first business day following such non-business day.

10.13 Legislation References. Any references in this Agreement to any law, by-law, rule, regulation, order or act of any government, governmental body or other regulatory body shall be construed as a reference thereto as amended or re-enacted from time to time or as a reference to any successor thereto.

10.14 Severability. If any Article, Section or any portion of any Section of this Agreement is determined to be unenforceable or invalid for any reason whatsoever, that unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of this Agreement and such unenforceable or invalid Article, Section or portion thereof shall be severed from the remainder of this Agreement.

10.15 Transmission by Facsimile. The parties hereto agree that this Agreement may be transmitted by facsimile or such similar device and that the reproduction of signatures by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other party hereto with a copy of the Agreement bearing original signatures forthwith upon demand.

10.16 Les parties aux presentes ont convenu que cette entente soit redigee dans la langue anglaise. The parties hereto have agreed that this Agreement be drawn up in the English language.

      IN WITNESS WHEREOF the parties have duly executed this Loan Agreement this 27th day of May, 2005.

                                       NEWTECH BRAKE CORP.


                                       Per: /s/ Yvon Rancourt
                                       ---------------------------------
                                       President



                                       CAPITAL POWER INTERNATIONAL LIMITED


                                       Per: /s/ Bernard Laponite
                                       ---------------------------------

                                                                    SCHEDULE "A"

                                                                  LOAN AGREEMENT


                            NEWTECH BRAKE CORP. AND
                      CAPITAL POWER INTERNATIONAL LIMITED
--------------------------------------------------------------------------------


                     MOVEABLE HYPOTHEC AND TRUST AGREEMENT

                                                                    SCHEDULE "B"

                                                                  LOAN AGREEMENT


                             NEWTECH BRAKE CORP. AND
                       CAPITAL POWER INTERNATIONAL LIMITED
--------------------------------------------------------------------------------


                    SPECIMEN CONVERTIBLE DEBENTURE SERIES `A'

                                                                    SCHEDULE "C"

                                                                  LOAN AGREEMENT


                             NEWTECH BRAKE CORP. AND
                       CAPITAL POWER INTERNATIONAL LIMITED
--------------------------------------------------------------------------------


                          TERMS AND CONDITIONS OF LOAN
                   AND SUBSCRIPTION OF SHARES IN LOAN PROPOSAL
                           SIGNED ON MARCH 29TH, 2005